Exhibit 99.1

Media Contact:

Anton J. Drescher

Oculus VisionTech Inc.

604-685-1017

ajd@ovtz.com

Oculus VisionTech Announces Forget-Me-Yes® on Salesforce AppExchange,

the World's Leading Enterprise Cloud Marketplace

OVT’s customers can now benefit from continuous data privacy compliance

Vancouver, February 01, 2022 – Oculus VisionTech Inc. (TSXV: OVT, OTCQB: OTVZ; FSE: USF1), through its’ wholly-owned subsidiary ComplyTrust® Inc. (CTI), today announced it has launched Forget-Me-Yes® (FMY) on Salesforce AppExchange, empowering customers with cost-effective insurance for automating DSAR deletion-request compliance for Brazil’s LGPD, California’s CCPA/CPRA, China’s PIPL, Colorado’s CPA, Europe’s GDPR and Virginia’s CDPA data privacy legislation. OVT is an emerging data compliance software innovator and new Salesforce ISV partner.

Integrated directly with Salesforce, Forget-Me-Yes® is currently available on AppExchange at

https://appexchange.salesforce.com/appxListingDetail?listingId=a0N4V00000GmbCqUAJ

Forget-Me-Yes®

Forget-Me-Yes® (FMY) is an innovative cloud-native microservices-based SaaS platform, available on a monthly subscription-basis for organizations worldwide. FMY equally protects data subjects, data collectors and data stewards alike in the global data privacy compliance landscape, while supporting both structured and unstructured data queries for data subject PII data discovery and deletion. The FMY AppExchange listing provides immediate access to a cloud-native zero-knowledge platform offering faster data privacy compliance for customers worldwide.

Comments on the News

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”We are excited to be an active participant within the Salesforce AppExchange community”, said Rowland Perkins, CEO at Oculus VisionTech. “We welcome the opportunity of working together with Salesforce to develop FMY market growth and revenue opportunities in this New Year”.

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“Protecting both our clients and their customers in this new age of data privacy, is a critical component of our customized service offerings,” said Jack Corrao II, Managing Partner at Corrao Group. “The new FMY AppExchange release will enable us to re-engage and offer an easy-to-use DSAR delete workflow process to both our current US and international clients”.

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“FMY is a welcome addition to AppExchange, as they power digital transformation for customers by simplifying data privacy compliance," said Woodson Martin, GM of Salesforce AppExchange. "AppExchange is constantly evolving to connect customers with the right apps and experts for their business needs.”

About Salesforce AppExchange

Salesforce AppExchange, the world’s leading enterprise cloud marketplace, empowers companies, developers and entrepreneurs to build, market and grow in entirely new ways. With more than 6,000 listings, 10-million customer installs and 117,000 peer reviews, AppExchange connects customers of all sizes and across industries to ready-to-install or customizable apps and Salesforce-certified consultants to solve any business challenge.

Additional Resources

●	Like Salesforce on Facebook: http://www.facebook.com/salesforce
●	Follow Salesforce on Twitter: https://twitter.com/salesforce
●	Follow OVT on Facebook: https://www.facebook.com/OculusVisiontech
●	Follow OVT on Twitter: https://twitter.com/OculusVT

Salesforce, AppExchange and others are among the trademarks of salesforce.com, inc.

About Oculus VisionTech

Oculus VisionTech Inc. (OVT), www.ovtz.com, is a development-stage technology company focused on cyber security and data privacy compliance products for Enterprise business customers. With offices in San Diego, California and Vancouver, British Columbia, the Company is currently expanding its’ new ComplyTrust® www.complytrust.com, product suite which includes the ComplyScanTM cloud backup reporting tool and Forget-Me-Yes® B2B data privacy Software-as-a-Service (SaaS) platform, optimizing CCPA, CDPA, GDPR, LGPD, SB220 and other regulatory compliance legislation for Salesforce organizations worldwide. OVTZ’s legacy Cloud-DPS digital content protection solution implements invisible forensic watermarking technology that seamlessly embeds imperceptible tracking components into documents and video-frame content that enables tamper-proof legal auditability for intellectual property protection.

About ComplyTrust®

ComplyTrust® Inc. https://complytrust.com/, a 100% wholly-owned subsidiary of Oculus VisionTech, is specifically focused on providing enterprise organizations and individuals with secure data privacy tools that provide sustained and continuous global regulatory compliance of data subject rights. Headquartered in San Diego, California, ComplyTrust® was founded by industry veteran storage technology experts and is operated by an experienced management team.

About Corrao Group

The Corrao Group https://corraogroup.com/ has helped over one-thousand Salesforce customers customize the platform to their business in order to maximize their Salesforce investment. They have been providing custom Salesforce consulting services including configuration, development, implementation, integration, analytics and ongoing support for Sales, Service, and Marketing Clouds since 2002.

OVT website: http://ovtz.com/

TSXV: https://money.tmx.com/en/quote/OVT/company#profile-section-company-spoke

US OTC Markets (OTCQB): https://www.otcmarkets.com/stock/OVTZ/security

Berlin Borse: https://www.boerse-berlin.com/index.php/Shares?isin=US67575Y1091

Frankfurt Borse: https://www.boerse-frankfurt.de/equity/oculus-visiontech

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This news release contains forward-looking statements and information within the meaning of applicable securities laws (collectively, “forward-looking statements”), including the United States Private Securities Litigation Reform Act of 1995. All statements in this news release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among others, statements as to the intended uses of the proceeds received from the Offering. Often, but not always, forward-looking statements can be identified by words such as “pro forma”, “plans”, “expects”, “may”, “should”, “budget”, “schedules”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “potential” or variations of such words including negative variations thereof and phrases that refer to certain actions, events or results that may, could, would, might or will occur or be taken or achieved. Actual results could differ from those projected in any forward-looking statements due to numerous factors including risks and uncertainties relating to, among others, the change of business focus of the management of Oculus, the inability of Oculus to pursue its current business objectives, the ability of the Company to obtain any required governmental, regulatory or stock exchange approvals, permits, consents or authorizations required, including TSXV final acceptance of the Offering and any planned future activities, and obtain the financing required to carry out its planned future activities. Other factors such as general economic, market or business conditions or changes in laws, regulations and policies affecting the Company’s industry, may also adversely affect the future results or performance of the Company. These forward-looking statements are made as of the date of this news release and Oculus assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in these forward-looking statements. Although Oculus believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations, or intentions will prove to be accurate.

Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in Oculus’ periodic reports filed from time-to-time with the United States Securities Exchange Commission and Canadian securities regulators. These reports and Oculus’ public filings are available at www.sec.gov in the United States and www.sedar.com in Canada.

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